Exhibit 99.1

1	SCHIFFRIN BARROWAY TOPAZ & KESSLER, LLP
Alan R. Plutzik (Bar No. 077785)
2	2125 Oak Grove Road, Suite 120
Walnut Creek, CA 94598
3	Telephone: (925) 945-0770

4	-and-

5	Eric L. Zagar (Bar. No. 250519)
Robin Winchester
6	J. Daniel Albert
280 King of Prussia Road
7	Radnor, PA 19087
Telephone: (610) 667-7706

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9	UNITED STATES DISTRICT COURT

10	NORTHERN DISTRICT OF CALIFORNIA

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12 In re INTEGRATED SILICON SOLUTION, INC. SHAREHOLDER DERIVATIVE 13 LITIGATION 14 15 This Document Relates To: 16 ALL MATTERS	Master File No.: C-06-04387 RMW NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION, HEARING THEREON, AND RIGHT TO APPEAR

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EXHIBIT 99.1 – NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION, HEARING THEREON & RIGHT TO APPEAR

1 TO: 2 3 4 5 6 7 8 9 10 11 12 13	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF INTEGRATED SILICON SOLUTION, INC. (“ISSI” OR THE “COMPANY”) AS OF MARCH 19, 2008 (THE “RECORD DATE”) (“CURRENT ISSI SHAREHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS

NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF

THE ABOVE-CAPTIONED SHAREHOLDERS’ DERIVATIVE ACTION (THE

“ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING

YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL

PROCEEDINGS IN THE ACTION. IF THE COURT APPROVES THE

SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING

THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING

THE RELEASED CLAIMS (AS DEFINED HEREIN).

IF YOU HOLD ISSI COMMON STOCK FOR THE BENEFIT OF ANOTHER,

PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL

OWNER.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS

CONCERNING THE MERITS OF THE ACTION. THE RECITATION OF THE

BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT

CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE

COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY

COUNSEL FOR THE PARTIES.

14	Notice is hereby provided to you of the proposed settlement (the “Settlement”) in the

15	Action. This Notice is provided by Order of the United States District Court for the Northern

16	District of California, San Jose Division (the “Court”). It is not an expression of any opinion by

17	the Court. It is to notify you of the terms of the proposed Settlement of the Action, and your

18	rights related thereto.

19	I. WHY THE COMPANY HAS ISSUED THIS NOTICE

20	Your rights may be affected by the Settlement of the Action styled In re Integrated

21	Silicon Solution, Inc. Shareholder Derivative Litigation, Case No. C-06-04387. Plaintiffs Rick

22	Tope and Murray Donnelly (“Plaintiffs”), Defendants Jimmy S.M. Lee, Gary L. Fischer, Lip-Bu

23	Tan, Hide L. Tanigami, Kong-Yeu Han, Paul Jei-Zen Song, Michael D. McDonald, Thomas C.

24	Doczy, Ping K. Ko, and Bruce A. Wooley (“Individual Defendants”), and Nominal Defendant

25	Integrated Silicon Solution, Inc. (“ISSI”) (ISSI and the Individual Defendants collectively, are

26	referred to herein as “Defendants;” and Plaintiffs, the Individual Defendants and ISSI,

27	collectively are referred to herein as the “Parties”) have agreed upon terms to settle the Action

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EXHIBIT 99.1 – NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION, HEARING THEREON & RIGHT TO APPEAR	- 2 -

1	and have signed a written Stipulation of Settlement (“Stipulation”) setting forth those settlement

2	terms.

3	On June 5, 2009, at 9:00 a.m., the Court will hold a hearing (the “Final Hearing”) in the

4	Action. The purpose of the Final Hearing is to determine: (i) whether the dismissal of the

5	Action, pursuant to the Stipulation, should be approved by the Court and a final judgment,

6	including the Fee and Expense Award (as defined below) should be entered; and (ii) such other

7	matters as may be necessary or proper under the circumstances.

8	II. SUMMARY OF THE ACTION

9	On July 18, 2006, plaintiff Rick Tope filed a Verified Shareholder Derivative Complaint

10	captioned Tope v. Lee, et al., Case No. C06-04387 RMW (N.D. Cal.), against certain current and

11	former directors and officers of ISSI asserting claims based upon improper accounting for stock

12	option grants. A shareholder derivative action is a lawsuit brought by a shareholder of a

13	corporation, on behalf of, and for the benefit of, the corporation. The shareholder brings an

14	action in the name of the corporation against the parties allegedly causing harm to the

15	corporation.

16	On July 26, 2006, plaintiff Murray Donnelly filed a Verified Shareholder Derivative

17	Complaint captioned Donnelly v. Lee, et al., Case No. C06-4545 (N.D. Cal.), alleging the same

18	or substantially the same claims as plaintiff Tope.

19	On August 8, 2006, in response to the litigation filed by plaintiffs Rick Tope and Murray

20	Donnelly (collectively, the “Federal Plaintiffs”), ISSI’s Board of Directors established a special

21	committee (the “Special Committee”) composed of two independent directors to review its

22	historical stock option practices and related accounting. ISSI and the Individual Defendants

23	acknowledge and agree that the litigation filed by the Federal Plaintiffs was a material factor in

24	initiating the Special Committee’s investigation.

25	On August 22, 2006, the U.S. District Court for the Northern District of California

26	entered an Order: (i) consolidating for all purposes the above-referenced related actions under

27	the caption In re Integrated Silicon Solution, Inc. Shareholder Derivative Litigation, Case No.:

28	C-06-04387 RMW; (ii) appointing Messrs. Tope and Donnelly as Co-Lead Plaintiffs; and (iii)

EXHIBIT 99.1 – NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION, HEARING THEREON & RIGHT TO APPEAR	- 3 -

1	appointing Schiffrin Barroway Topaz & Kessler, LLP as Plaintiffs’ Lead Counsel and Bramson,

2	Plutzik, Mahler, & Birkhaeuser, LLP as Plaintiffs’ Liaison Counsel.

3	On October 24, 2006, ISSI filed a Form 8-K stating that its Board of Directors, with the

4	concurrence of the Special Committee, had determined that it should restate its financial

5	statements for various periods since its initial public offering (“IPO”) in February 1995 and that

6	its financial statements and the related reports of its independent registered public accounting

7	firm, Ernst & Young (“E&Y”), and all related earnings press releases and communications

8	relating to periods after its IPO, should not be relied upon.

9	On October 31, 2006, Plaintiff Alex Chuzhoy filed a Shareholder Derivative Complaint

10	captioned Chuzhoy v. Lee, et al., Case No. 1:06-CV-074031 (Santa Clara County Superior Court)

11	(the “State Action”) against nominal defendant ISSI and individual defendants Jimmy S.M. Lee,

12	Gary L. Fischer, Lip-Bu Tan, Hide L. Tanigami, Kong-Yeu Han, Scott D. Howarth, Chang-Chaio

13	Han, Ching-Jen Hu, Ping K. Ko, and Bruce A. Wooley, asserting substantially the same

14	allegations as those made in the Federal Action.

15	On November 27, 2006, Plaintiffs in the Federal Action filed their Consolidated

16	Shareholder Derivative Complaint against nominal defendant ISSI and individual defendants

17	Jimmy S.M. Lee, Gary L. Fischer, Lip-Bu Tan, Hide L. Tanigami, Kong-Yeu Han, Paul Jei-Zen

18	Song, Michael D. McDonald, Thomas C. Doczy, Ping K. Ko, and Bruce A. Wooley.

19	On March 13, 2007, the Santa Clara County Superior Court entered an Order in the State

20	Action: (i) appointing Mr. Chuzhoy as Lead Plaintiff; (ii) appointing Lerach Coughlin Stoia

21	Geller Rudman & Robbins LLP as Lead Counsel; and (iii) providing that Lead Plaintiff would

22	file an amended complaint within thirty (30) days after ISSI publicly disclosed the results of its

23	internal investigation and setting forth a schedule for Defendants’ response to the amended

24	complaint.

25	Thereafter, pursuant to stipulations of the parties, the U.S. District Court and the Santa

26	Clara County Superior Court entered Orders extending the time for Defendants to respond to the

27	pending shareholder derivative complaints in light of ongoing settlement discussions.

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1	On March 30, 2007, counsel for the Federal Plaintiffs, Schiffrin Barroway Topaz &

2	Kessler, LLP and Nix, Patterson & Roach, L.L.P., met with counsel for ISSI, who provided

3	plaintiffs with further information relating to the facts and claims alleged in the Federal Action.

4	On April 18, 2007, the Federal Plaintiffs sent a letter demand to ISSI which included

5	certain monetary and corporate governance components necessary for the resolution of the

6	litigation.

7	Beginning on or about April 18, 2007, the Federal Plaintiffs, ISSI, and the Individual

8	Defendants engaged in extensive arm’s-length settlement discussions. During this period of time,

9	counsel for the State Plaintiffs held discussions with counsel for ISSI regarding possible resolution

10	of the litigation, including several telephone calls and a meeting in San Diego on or about May 15,

11	2007.

12	On May 30, 2007, ISSI filed its restated financial statements.

13	On August 14, 2007, pursuant to stipulation of the parties, the U.S. District Court entered

14	a Settlement Conference Order scheduling mediation before U.S. Magistrate Judge Richard

15	Seeborg on October 9, 2007.

16	On September 28, 2007, the State Plaintiffs sent a letter to ISSI setting forth a framework

17	to resolve the litigation. The letter sought certain monetary contributions from the individual

18	defendants and corporate governance reforms.

19	On October 9, 2007, the Federal and State Plaintiffs, ISSI and certain Individual

20	Defendants attended a mediation session before Judge Seeborg.

21	The parties were unable to resolve the litigation at the October 9, 2007 mediation and

22	scheduled another mediation with Judge Seeborg for January 10, 2008. In the interim, the parties

23	continued their settlement discussions and were able to resolve the litigation.

24	III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

25	The principal terms, conditions and other matters that are part of the Settlement, which is

26	subject to approval by the Court, are summarized below. This summary should be read in

27	conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which

28	has been filed with the Court.

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1	To resolve the Actions, and solely as a result of them, the Parties agreed as set forth in the

2	Stipulation, that ISSI will receive the following monetary and corporate governance relief:

3	A. Monetary Benefits

4	1. Mr. Lee:

5	(a) Mr. Lee voluntarily paid $257,329 in cash to ISSI, which represents

6	the difference between what he paid in cash to exercise 176,390 stock options and

7	what he would have paid if the options had been granted with exercise prices equal

8	to the stock price on the revised measurement dates incorporated in the Company’s

9	restated financial statements.

10	(b) Mr. Lee voluntarily agreed to amend and increase the exercise price

11	of all stock options he had been granted so that the exercise price equaled the stock

12	price on the revised measurement dates incorporated in the Company’s restated

13	financial statements, as follows:

14	(i) On December 28, 2006, Mr. Lee voluntarily agreed to

15	amend and increase the exercise price of 45,000 stock options, which

16	resulted in the forfeiture of $197,550 of intrinsic value.

17	(ii) On May 30, 2007, Mr. Lee agreed to re-price 18,462 vested

18	stock options to eliminate any gain associated with the improper

19	measurement date, which resulted in the forfeiture of $7,200 of intrinsic

20	value.

21	(iii) Also on May 30, 2007, Mr. Lee agreed to re-price 94,500

22	vested stock options, which resulted in the forfeiture of $995,458 of

23	intrinsic value.

24	2. Mr. Fischer:

25	(a) On August 1, 2007, Mr. Fischer entered into a settlement with the

26	Securities and Exchange Commission, captioned Securities and Exchange

27	Commission v. Integrated Silicon Solution Inc. and Gary L. Fischer, No. C-07-

28	3945 (N.D. Cal.) by which Mr. Fischer agreed to pay and has paid to ISSI

EXHIBIT 99.1 – NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION, HEARING THEREON & RIGHT TO APPEAR	- 6 -

1	$414,830 in cash, which represents disgorgement of all pre-tax gain he realized

2	from the exercise of improperly priced stock options plus prejudgment interest.

3	(b) In December 2006, ISSI terminated the consulting agreement it had

4	entered into with Mr. Fischer in December 2005, which provided for up to three

5	years of consulting services. Mr. Fischer was paid $87,115 of his $90,000

6	consulting fee for calendar year 2006; Mr. Fischer was not paid the additional

7	$2,885.

8	(c) On December 28, 2006, Mr. Fischer voluntarily agreed to amend

9	and increase the exercise prices of 113,125 vested stock options so that the exercise

10	price equaled the stock price on the revised measurement dates incorporated in the

11	Company’s restated financial statements, which resulted in the forfeiture of

12	$303,619 of intrinsic value.

13	(d) Following the termination of his consulting agreement, ISSI

14	determined not to extend the exercise period and cancelled all of Mr. Fischer’s

15	247,052 remaining vested options. These included the 113,125 options repriced

16	on December 28, 2006, plus certain additional options – all of which were

17	cancelled on January 22, 2007.

18	3. Mr. Tanigami:

19	(a) Mr. Tanigami voluntarily agreed to amend and increase the exercise

20	price of one grant of 2,500 vested options so that the exercise price equaled the

21	stock price on the revised measurement dates incorporated in the Company’s

22	restated financial statements, which resulted in the forfeiture of $2,350 of intrinsic

23	value.

24	4. Paul Jei-Zen Song:

25	(a) On December 28, 2006, Mr. Song voluntarily agreed to amend and

26	increase the exercise price of 20,000 stock options so that the exercise price

27	equaled the stock price on the revised measurement dates incorporated in the

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EXHIBIT 99.1 – NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION, HEARING THEREON & RIGHT TO APPEAR	- 7 -

1	Company’s restated financial statements, which resulted in the forfeiture of

2	$87,800 of intrinsic value.

3	5. In addition, on May 10, 2007, two current non-officer employees of ISSI,

4	who were involved in executing certain paperwork as part of the stock option granting

5	process but are not defendants in the Actions, voluntarily re-priced a total of 10,830 stock

6	options so that the exercise price equaled the stock price on the revised measurement dates

7	incorporated in the Company’s restated financial statements which resulted in the

8	forfeiture of a total of $177,585 of intrinsic value.

9	B. Corporate Governance Reforms

10	At the next regularly scheduled meeting of the Board of Directors (“Board”) of ISSI

11	following the issuance of an Order approving the settlement of these Actions (or within one year

12	of such Order, whichever comes first), the Board shall adopt such resolutions and amend such

13	committee charters as necessary to incorporate the following provisions into the Company’s

14	Corporate Governance Guidelines. These provisions shall remain in effect for a period of four

15	(4) years.

16	Corporate Governance Reforms Concerning Stock Option Grants

17	Stock Option Grants

18	(a) The Company shall limit the authority to approve grants and any amendments to

19	outstanding grants to the Board of Directors or the Compensation Committee; the Company has

20	eliminated the Stock Option Committee. The Compensation Committee shall approve all equity

21	grants to executive officers of the Company.

22	(b) The Company shall establish fixed dates, in advance, on which all equity grants

23	are to be made. For new hires, grants shall be made following their actual first date of

24	employment. The method used to determine the pre-set grant dates shall be approved in advance

25	by the Compensation Committee.

26	(c) The Company shall grant options only at in-person or telephonic meetings of the

27	Board or Compensation Committee that occur on or before the predetermined grant dates and not

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EXHIBIT 99.1 – NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION, HEARING THEREON & RIGHT TO APPEAR	- 8 -

1	through actions by unanimous written consent. The Compensation Committee shall meet

2	pursuant to the pre-set grant date schedule.

3	(d) The Company shall complete all grant documentation before the predetermined

4	grant dates and circulate information to those approving the grants prior to the meeting. If there

5	are any changes to the grants resulting from the meeting, the changes shall be documented. In

6	addition, all stock option grants shall be complete and final on the date of approval by the

7	Compensation Committee. The documentation of the grants approved by the Board or

8	Compensation Committee shall be transmitted to the Company’s accounting department within

9	seven (7) business days of the Board or Compensation Committee meeting.

10	(e) The Company shall provide for participation by outside legal counsel in Board

11	and Compensation Committee meetings and shall timely and accurately communicate Board and

12	Compensation Committee actions to outside legal counsel and the pertinent human resources,

13	finance, and stock administration personnel by email within seven (7) days of the Board or

14	Compensation Committee meeting.

15	(f) The Company shall ensure that Board and Compensation Committee minutes are

16	drafted and circulated within twenty (20) business days after meetings; such minutes shall be

17	approved at the following regularly scheduled, in-person Board or Compensation Committee

18	meeting, or before then via email, as applicable.

19	(g) The Company shall establish controls to prohibit any revisions to lists of approved

20	grants or modification of equity grants, whether direct or indirect (i.e., through adoption of

21	separate individual agreements which impact outstanding grants), including termination

22	arrangements providing for accelerated vesting or extended vesting or exercising of options,

23	without prior review by representatives of human resources and finance and approval by the

24	Board or Compensation Committee.

25	(h) The Company shall timely communicate material terms of grants to recipients

26	following the effective date of grant via email within ten (10) business days of the date the grant

27	is approved.

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EXHIBIT 99.1 – NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION, HEARING THEREON & RIGHT TO APPEAR	- 9 -

1	(i) The Company shall maintain, in a central location, all documentation related to

2	equity grant approval (e.g., Compensation Committee minutes). Grants shall be entered into the

3	software program shortly after they are made, rather than at the end of each quarter. Each grant

4	list shall be marked to indicate the date on which it became final, and the stock administrator

5	shall indicate the date on which the grant list and other relevant documents were received, so as

6	to provide an appropriate audit trail. One person shall be responsible for entering stock option

7	grants into the equity tracking software system within fourteen (14) days after they are made and

8	a second person shall review the input within five (5) business days thereafter to guard against

9	errors. The Company shall maintain all records relating to all stock option grants until at least

10	seven (7) years after the expiration of the pertinent stock option.

11	(j) The Company shall establish written policies and procedures for equity grants

12	with respect to vesting, exercise, sale of resulting stock and recordkeeping consistent with the

13	above that have been approved jointly by representatives from finance and human resources

14	(including stock administration personnel) and discussed with the Board or Compensation

15	Committee.

16	(k) The Company shall monitor any guidance regarding equity grant procedures from

17	the SEC and the public accounting community to ensure procedures are in compliance. The

18	audit committee shall annually assess the adequacy of the Company’s internal controls with

19	regard to stock option grants as part of its assessment of the Company’s annual report on internal

20	controls pursuant to section 404 of the Sarbanes-Oxley Act.

21	(l) The Company shall conduct annual training concerning stock option

22	documentation, including plan documents, agreements, and approving resolutions, to ensure

23	compliance and understanding of material terms by representatives of finance, human resources

24	and stock administration personnel. Any proposed amendments to plan documents shall be

25	reviewed by finance, human resources and stock administration personnel before approval by the

26	Board or Compensation Committee and also shall be provided to the Company’s external

27	auditors. The Board or Compensation Committee shall designate the Chief Financial Officer as

28	the person responsible for ensuring compliance with applicable laws and regulations by option

EXHIBIT 99.1 – NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION, HEARING THEREON & RIGHT TO APPEAR	- 10 -

1	grantees (e.g., timely and accurate filing of SEC Forms 3, 4 and 5), who shall report to the Board

2	or Compensation Committee on a quarterly basis that such laws have been followed.

3	(m) The Company shall establish and monitor internal controls regarding the equity

4	grant process, including the IT processes involved in grant procedure to ensure that full audit

5	functionality of equity tracking software is understood and employed and kept up to date.

6	(n) The Company shall establish and monitor internal controls regarding cash

7	exercises of stock options to ensure that such exercises and payments therefore are fully and

8	accurately documented, all necessary approvals are obtained and documented, and such exercises

9	are accurately and timely entered into the software system used to record and track equity grants,

10	vesting and exercises.

11	(o) The Company shall ensure that the Company’s disclosure controls adequately

12	address the processes for making, recording, disclosing and accounting for equity grants and

13	exercises of such grants.

14	(p) The exercise prices of all stock options shall be at least 100% of the closing price

15	of the Company’s stock on the date of grant.

16	(q) The Company shall not lower the exercise prices of any stock options after they

17	are granted or exchange stock options for options with lower exercise prices. The Company may

18	exchange stock options, restricted stock or restricted stock units (“RSUs”) for stock options that

19	have an exercise price that is greater than the market price of the Company’s stock, provided that

20	i) the Black-Scholes value of the stock options, restricted stock or RSUs equals the Black-

21	Scholes value of the stock options exchanged, or ii) the Company obtains stockholder approval

22	for the proposed exchange or, iii) the exchange shall not include the Company’s directors or

23	Section 16 officers. In each case, the exchange shall be conducted in accordance with applicable

24	law or Nasdaq requirements.

25	(r) All annual cycle grants of stock options shall have a minimum vesting period of

26	two years; all other grants of stock options to directors or executives shall vest in no less than

27	one year, however, initial and annual automatic grants to directors may continue to vest at a rate

28	of 1/12 per month.

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1	(s) If the Company grants Incentive Stock Options to Section 16 executive officers,

2	such officers shall be required to hold at least one-half of all shares they acquire from the

3	exercise of such options for at least one year.

4	Compensation “Claw-back” Policy

5	(t) If the Company is required to prepare an accounting restatement to correct an

6	accounting error on an interim or annual financial statement included in a report on Form 10-Q

7	or Form 10-K, due to material noncompliance with any financial reporting requirement under the

8	federal securities laws, the Compensation Committee shall conduct an investigation to determine

9	i) whether the restatement was caused by the misconduct of any officer, and ii) if so, the extent to

10	which such officer should be required to return to the Company that portion of any bonus or

11	incentive-based or equity-based compensation (received by such officer for or during each of the

12	restated periods and the 12-month period immediately preceding each of the restated periods)

13	that would not have been paid under the corrected financial statements. Such investigation and

14	the results thereof shall be disclosed, consistent with the Company’s disclosure obligations under

15	applicable laws.

16	Corporate Governance Reforms Regarding the Compensation Committee

17	(u) The Company’s Compensation Committee Charter has been revised and adopted

18	in the form attached as Exhibit 2 to the Stipulation of Settlement.

19	(v) Each Compensation Committee member shall be encouraged to attend in person

20	or telephonically at least 75% of all Board and Compensation Committee meetings.

21	(w) No director shall serve on the Compensation Committee for more than six

22	consecutive years.

23	Corporate Governance Reforms Regarding the Audit Committee

24	(x) At least annually, the Audit Committee shall meet with the Company’s internal

25	auditors and independent registered public accounting firm to review and discuss the Company’s

26	accounting for stock-based compensation.

27	(y) Each Audit Committee member shall be encouraged to attend in person or

28	telephonically at least 75% of all Board and Audit Committee meetings.

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1	Corporate Reforms Regarding the Board of Directors

2	(z) Each member of the Board shall attend the Stanford Law School Directors’

3	College or other similar program(s) within two years after court approval of the settlement.

4	Members of the Board elected more than two years after court approval of the settlement shall

5	attend the aforementioned program(s) within twelve (12) months of their election.

6	(aa) The Nominating and Governance Committee has filled the board seats previously

7	held by directors Bryant Riley, Melvin Keating, and Ping K. Ko with four new independent

8	directors: Jonathan Khazam, Paul Chien, John Zimmerman, and Stephen Pletcher.

9	IV. PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES

10	On behalf of all Defendants, ISSI has agreed that it will pay or cause to be paid Plaintiffs’

11	Counsel’s fees and expenses up to the sum of $2,100,000 (“Fee and Expense Award”), subject to

12	Court approval. The Fee and Expense Award includes fees and expenses incurred by Plaintiffs’

13	Counsel in connection with the prosecution and settlement of the Actions. To date, Plaintiffs’

14	Counsel has not received any payments for their efforts on behalf of ISSI shareholders. The Fee

15	and Expense Award will compensate Plaintiffs’ Counsel for the results achieved in the Actions,

16	and the risks of undertaking the prosecution of the Actions on a contingent basis. The

17	Settlement, however, is not conditioned upon the Court’s approval of the Fee and Expense

18	Award. Further, if the Court approves a Fee and Expense Award in an amount less than

19	$2,100,000, the difference shall be returned to ISSI pursuant to the terms of the Stipulation.

20	V. REASONS FOR THE SETTLEMENT

21	Counsel for the Parties believes that the Settlement is in the best interests of the Parties to

22	the Actions, ISSI, and Current ISSI Shareholders.

23	A. Why Did Plaintiffs Agree to Settle?

24	Plaintiffs’ Counsel conducted an extensive investigation relating to the claims and the

25	underlying events and transactions alleged in the Actions. Among other things, this included

26	confidential settlement discussions concerning nonpublic information between Plaintiffs’

27	Counsel and ISSI’s counsel. Plaintiffs’ Counsel has analyzed the evidence adduced during their

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1	investigation, and has researched the applicable law with respect to the claims of Plaintiffs,

2	Current ISSI Shareholders and ISSI against the Defendants and the potential defenses thereto.

3	Based upon their investigation as set forth above, Plaintiffs and their counsel have

4	concluded that the terms and conditions of the Stipulation are fair, reasonable and adequate to

5	Plaintiffs, Current ISSI Shareholders, and ISSI, and in their best interests, and have agreed to

6	settle the claims raised in the Actions pursuant to the terms and provisions of the Stipulation after

7	considering, among other things: (a) the substantial benefits that Current ISSI Shareholders and

8	ISSI have received or will receive from the Settlement, (b) the attendant risks of continued

9	litigation of the Actions, (c) actions taken by the Company and its Board of Directors in response

10	to alleged options dating issues at ISSI, and (d) the desirability of permitting the Settlement to be

11	consummated.

12	In particular, Plaintiffs and their counsel considered the significant litigation risk inherent

13	in this shareholder derivative action. The law imposes significant burdens on plaintiffs for

14	pleading and proving a shareholder derivative claim. While Plaintiffs believe their claims are

15	meritorious, Plaintiffs acknowledge that there is a substantial risk that the Action may not

16	succeed in producing a recovery in light of the applicable legal standards and possible defenses.

17	Plaintiffs and their counsel believe that, under the circumstances, they have obtained the best

18	possible relief for ISSI and Current ISSI Shareholders.

19	B. Why Did the Defendants Agree to Settle?

20	The Defendants have strenuously denied, and continue strenuously to deny each and every

21	allegation of liability made against them in the Actions, and assert that they have meritorious

22	defenses to those claims and that judgment should be entered dismissing all claims against them

23	with prejudice. In addition, ISSI has maintained that these Actions may not proceed as a matter of

24	applicable Delaware law. The Company has denied and continues to deny that the Plaintiffs have

25	standing to pursue this action on behalf of the Company’s shareholders. The Defendants have

26	thus entered into the Stipulation solely to avoid the continuing additional expense, inconvenience,

27	and distraction of this burdensome litigation and to avoid the risks inherent in any lawsuit, and

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1	without admitting any wrongdoing or liability whatsoever or conceding that these claims may be

2	properly maintained.

3	VI. FINAL HEARING

4	On June 5, 2009, at 9:00 a.m., the Court will hold the Final Hearing at the United States

5	District Court for the Northern District of California, San Jose Division, United States

6	Courthouse, 280 South First Street, San Jose, CA 95113. At the Final Hearing, the Court will

7	consider whether the Settlement is fair, reasonable and adequate and thus should be finally

8	approved and whether the Action should be dismissed with prejudice pursuant to the Stipulation,

9	and whether the Court will enter the Judgment which is attached as Exhibit B to the Stipulation.

10	The Court also will rule upon the Fee and Expense Award.

11	VII. RIGHT TO ATTEND FINAL HEARING

12	Any Current ISSI Shareholder may, but is not required to, appear in person at the Final

13	Hearing. If you want to be heard at the Final Hearing in opposition to the Settlement or the Fee

14	and Expense Award in the Action, then you must first comply with the procedures for objecting,

15	which are set forth below. The Court has the right to change the hearing dates or times without

16	further notice. Thus, if you are planning to attend the Final Hearing, you should confirm the date

17	and time before going to the Court. CURRENT ISSI SHAREHOLDERS WHO HAVE NO

18	OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE FINAL

19	HEARING OR TAKE ANY OTHER ACTION.

20	VIII. RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO

21

22	You have the right to object to any aspect of the Settlement. You must object in writing,

23	and you may request to be heard at the Final Hearing. If you choose to object, then you must

24	follow these procedures.

25	A. You Must Make Detailed Objections in Writing

26	Any objections must be presented in writing and must contain the following

27	information:

28	1. Your name, legal address, and telephone number;

EXHIBIT 99.1 – NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION, HEARING THEREON & RIGHT TO APPEAR	- 15 -

1	2. Proof of being a Current ISSI Shareholder as of the Record Date;

2	3. A detailed statement of your specific position with respect to the matters to

3	be heard at the Final Hearing, including a statement of each objection being made;

4	4. The grounds for each objection or the reasons for your desiring to appear

5	and to be heard;

6	5. Notice of whether you intend to appear at the Final Hearing (this is not

7	required if you have lodged your objection with the Court); and

8	6. Copies of any papers you intend to submit to the Court, along with the

9	names of any witness(es) you intend to call to testify at the Final Hearing and the subject(s) of

10	their testimony. The Court will not consider any objection that does not substantially comply

11	with these requirements.

12	B. You Must Timely Deliver Written Objections to the Court, Plaintiffs’ Counsel, and Defendants’ Counsel

13

14	YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE

15	COURT NO LATER THAN May 22, 2009. The Court Clerk’s address is:

16	U.S. District Clerk
Northern District of California, San Jose Division
17	280 South First Street, Room 2112
San Jose, CA 95113

18

19	YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’

20	COUNSEL AND COUNSEL FOR DEFENDANTS SO THEY ARE RECEIVED NO LATER

21	THAN May 22, 2009. Counsel’s addresses are:

22	Eric L. Zagar	Jerome F. Birn, Jr.
	Robin Winchester	Nicole M. Healy
23	J. Daniel Albert	Wilson Sonsini Goodrich & Rosati, P.C.
	Barroway Topaz Kessler Meltzer & Check,	650 Page Mill Road
24	LLP280 King of Prussia Road	Palo Alto, CA 94304
	Radnor, PA 19087	Telephone (650) 493-9300
25	Telephone: (610) 667-7706

26	Jeffrey D. Light
Coughlin Stoia Geller Rudman & Robbins LLP
27	655 West Broadway, Suite 1900
San Diego, CA 92101
28	Telephone (619) 231-1058

EXHIBIT 99.1 – NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION, HEARING THEREON & RIGHT TO APPEAR	- 16 -

  1

2	The Court will not consider any objection that is not timely filed with the Court or not

3	timely delivered to Plaintiffs’ Counsel and counsel for Defendants.

4	Any Person or entity who fails to object or otherwise request to be heard in the manner

5	prescribed above will be deemed to have waived the right to object to any aspect of the

6	Settlement or otherwise request to be heard (including the right to appeal) and will be forever

7	barred from raising such objection or request to be heard in this or any other action or

8	proceeding.

9	IX. HOW TO OBTAIN ADDITIONAL INFORMATION

10	This Notice summarizes the Stipulation. It is not a complete statement of the events of

11	the Actions or the Stipulation. Although the Parties believe that the descriptions about the

12	Settlement that are contained in this Notice are accurate in all material respects, in the event of

13	any inconsistencies between the descriptions in this Notice and the Stipulation, the Stipulation

14	will control.

15	You may inspect the Stipulation and other papers in the Actions at the United States

16	District Clerk’s office at any time during regular business hours of each business day. The

17	Clerk’s office is located at 280 South First Street, Room 2112, San Jose, CA 95113. However,

18	you must appear in person to inspect these documents. The Clerk’s office will not mail copies to

19	you.

20	PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO

21	EITHER THE COURT OR THE CLERK’S OFFICE. Any questions you have about matters in

22	this Notice should be directed by telephone or in writing to Plaintiffs’ Counsel, Eric L. Zagar,

23	Robin Winchester, or J. Daniel Albert, at the address set forth above.

24

25	DATED: March 31, 2009	BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
26		NORTHERN DISTRICT OF CALIFORNIA

27

28

EXHIBIT 99.1 – NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION, HEARING THEREON & RIGHT TO APPEAR	- 17 -